SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2012

OphthaliX Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52545	88-0445167
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

123 West Nye Lane, Suite 129, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(972) 36133372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2012, the certificate of amendment filed with the Nevada Secretary of State changing the name of the Company from Denali Concrete Management, Inc. to OphthaliX Inc. went effective. Effective February 1, 2012, the Company’s trading symbol will change from DCMG to OPLI.

Item 7.01     Regulation FD Disclosure

On January 31, 2012, the Company issued a press release to announce the completion of the name change. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: 31 January, 2012	By	/s/ Pnina Fishman
Pnina Fishman, Interim Chief Executive Officer

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